CAMBRIDGE ENERGY CORPORATION

                        EXECUTIVE STOCK OPTION AGREEMENT

         CAMBRIDGE ENERGY CORPORATION (the "Company"), desiring to afford an opportunity to the Grantee named below to purchase certain shares of the Company's Common Stock to provide the Grantee with an added incentive as an employee of the Company or one or more of its subsidiaries, hereby grants to the Grantee, and the Grantee hereby accepts, an option to purchase the number of such shares specified below, during a term ending at midnight (prevailing local time at the Company's principal offices) on the expiration date of this Option specified below, at the option exercise price specified below, subject to and upon the following terms and conditions:

         1. Identifying Provisions. As used in this Option, the following terms shall have the following respective meanings:

         (a)      Grantee:                                    Perry Douglas West
         (b)      Date of grant:                              June 9, 1997
         (c)      Number of shares optioned:                  1,000,000 Common
         (d)      Option exercise price per share:            $1.50
         (e)      Expiration date:                            June 8, 2002

         This Option is not intended to be and shall not be treated as an incentive stock option under Section 422 of the Internal Revenue Code unless this sentence has been manually lined out and its deletion is followed by the signature of the corporate officer who signed this Option on behalf of the Company.

         2. Vesting Schedule and Expiration. This Option is not exercisable in any part until one year after the date of grant. Upon the expiration of one year after the date of grant and subject to the provisions for termination and acceleration herein, this Option shall become exercisable in installments as follows: This Option may not in the aggregate be exercised as to more than 25% of the total number of shares optioned until one year after the date of grant; nor as to more than 75% of the total number of shares optioned until two years after the date of grant; in each case to the nearest whole share. Upon the expiration of three years after the date of grant this Option may be exercised as to all optioned shares for which it had not previously been exercised, until and including the expiration date of this Option wherein upon the Option shall expire and may thereafter no longer be exercised.

         3. Termination Provisions. The right to exercise this Option is subject to the following additional restrictions and limitations:

                  (a) Termination of Employment. If the Grantee's employment by the Company or any of its subsidiaries is terminated for any reason other than death only that portion of the Option exercisable at the time of such termination of employment may thereafter be exercised, and it may not be exercised more than three months after such termination nor after the expiration date of this Option, whichever date is earlier, unless such termination is by reason of the Grantee's permanent and total disability, in which case such period of three months shall be extended to one year. In all other respects, this Option shall terminate upon such termination of employment.

                  (b) Death of Grantee. If the Grantee shall die while this Option remains exercisable, the Grantee's legal representative or representatives or the persons entitled to do so under the Grantee's last will and testament or under applicable intestate laws shall have the right to exercise this Option, but only for the number of shares as to which this Option might have been exercised on the date of the Grantee's death, and such right shall expire and this Option shall terminate one year after the date of the Grantee's death or on the expiration date of this Option, whichever date is earlier. In all other respects, this Option shall terminate upon such death.

                  (c) Continuity of Employment. This Option shall not be exercisable in any part during the Grantee's lifetime unless at all times beginning with the date of grant and ending no more than three months prior to the date of exercise the Grantee has, except for military service leave, sick leave or other bona fide leave of absence (such as temporary employment by the United States Government), been in the continuous employ of the Company or a parent of subsidiary thereof, except that such period of three months shall be extended to one year following any termination of such employment by reason of the Grantee's permanent and total disability.

         4. Restrictions on Transferability of Option. This Option may not be transferred by the Grantee other than by will or the laws of descent and distribution and may be exercised during the Grantee's lifetime only by the Grantee or the Grantee's guardian or legal representative. However, if this Option is not intended to be treated as an incentive stock option under Section 422 of the Internal Revenue Code (see Section I above) it may during the Grantee's lifetime also be transferred to and may thereafter be exercised by members of the Grantee's immediate family, or a partnership whose members include only the Grantee and/or members of the Grantee's immediate family, or a trust for the benefit of only the Grantee and/or members of the Grantee's immediate family; but (a) any such permitted transfer shall not prevent termination of the Option following the Grantee's termination of employment as provided in Section 3 above, and (b) this Option shall terminate immediately if it has been transferred to a partnership or trust as permitted above and any person who is not a member of the Grantee's immediate family becomes a member of such partnership or a beneficiary of such trust, As used herein, the Grantee's immediate family includes only the Grantee's spouse, parents or other ancestors, and children and other direct descendants of the Grantee or of the Grantee's spouse (including such ancestors and descendants by adoption).

         5. Adjustments and Corporate Reorganizations. If the outstanding shares of stock of the class then subject to this Option are increased or decreased, or are changed into or exchanged for a different number or kind of shares or securities or other forms of property (including cash) or rights, as a result of one or more reorganizations, recapitalizations, spin-offs, stock splits, reverse stock splits, stock dividends or the like, appropriate adjustments shall be made in the number and/or kind of shares or securities or other forms of property (including cash) or rights for which this Option may thereafter be exercised, all without any change in the aggregate exercise price applicable to the unexercised portions of this Option, but with a corresponding adjustment in the exercise price per share or other unit. No fractional share of stock shall be issued under this Option or in connection with any such adjustment. Such adjustments shall be made by or under authority of the Company's board of directors whose determinations as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive.

        Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company as a result of which the outstanding securities of the class then subject to this Option are changed into or exchanged for property (including cash), rights or securities not of the Company's issue, or any combination thereof, or upon a sale of substantially all the property of the Company to, or the acquisition of stock representing more than eighty percent (80%) of the voting power of the stock of the Company then outstanding by, another corporation or person, this Option shall terminate, unless provision be made in writing in connection with such transaction for the assumption of this Option, or the substitution for this Option of an option covering the stock of a successor employer corporation, or a parent or a subsidiary thereof, with appropriate adjustments in accordance with the provisions hereinabove in this Section entitled "Adjustments and Corporate Reorganizations" as to the number and kind of shares optioned and their exercise prices, in which event this Option shall continue in the manner and under the terms so provided.

        If this Option shall terminate pursuant to the next preceding paragraph, the Grantee or other person then entitled to exercise this Option shall have the right, at such time prior to the consummation of the transaction causing such termination as the Company shall designate, to exercise the unexercised portions of this Option, including the portions thereof which would, but for this Section entitled "Adjustments and Corporate Reorganizations," not yet be exercisable.

        6. Exercise, Payment For and Delivery of Stock. This Option may be exercised by the Grantee or other person then entitled to exercise it by giving four business days' written notice of exercise to the Company specifying the number of shares to be purchased and the total purchase price, accompanied by a check to the order of the Company in payment of such price. If the Company is required to withhold on account of any federal, state or local tax imposed as a result of such exercise, the notice of exercise shall also be accompanied by a check to the order of the Company in payment if the amount thus required to be withheld.

        7 Alternative Payment with Stock. Notwithstanding the foregoing provisions requiring payment by check, if stock of the class then subject to this Option is then Publicly Traded, payment of such purchase price or any portion thereof may also be made in whole or in part with shares of the same class of stock as that then subject to this Option, surrendered in lieu of the payment of cash concurrently with such exercise, the shares so surrendered to be valued on the basis of the Fair Market Value of the stock on the date of exercise, in which event the stock certificates evidencing the shares so to be used shall accompany the notice of exercise and shall be duly endorsed or accompanied by duly executed stock powers to transfer the same to the Company; provided, however, that such payment in stock instead of cash shall not be effective and shall be rejected by the Company if (a) the Company is then prohibited from purchasing or acquiring shares of the class of its stock thus tendered to it, or (b) the right or power of the person exercising the Option to deliver such shares in payment of the purchase price is subject to the prior interests of any other person (excepting the Company) as indicated by legends upon the certificate(s) or known to the Company. If the Company rejects the payment in stock, the tendered notice of exercise shall not be effective hereunder unless promptly after being notified of such rejection the person exercising the Option pays the purchase price in acceptable form. If and while payment with stock is permitted in accordance with the foregoing provision, the person then entitled to exercise this Option may, in lieu of using previously outstanding stock therefor, use some of the shares as to which this Option is then being exercised, in which case the notice of exercise need not be accompanied by any stock certificates but shall include a statement directing the Company to retain so many shares that would otherwise have been delivered by the Company upon that exercise of this Option as equals the number of shares that would have been surrendered to the Company if the purchase price had been paid with previously issued stock. If the Company is required to withhold on account of any federal, state or local tax imposed as a result of an exercise of this Option with previously issued stock or by retention of some optioned shares under this Section entitled "Alternative Payment with Stock," the stock surrendered or retained shall include an additional number of shares whose Fair Market Value equals the amount thus required to be withheld.

        8. Rights in Stock Before Issuance and Delivery. No person shall be entitled to the privileges of stock ownership in respect of any shares issuable upon exercise of this Option, unless and until such shares have been issued to such person as fully paid shares.

        9. Requirements of Law. By accepting this Option, the Grantee represents and agrees for himself or herself and his or her transferees by will or the laws of descent and distribution that, unless a registration statement under the Securities Act of 1933 is in effect as to shares purchased upon any exercise of this Option, (a) any and all shares so purchased shall be acquired for his or her personal account and not with a view to or for sale in connection with any distribution, and (b) each notice of the exercise of any portion of this Option shall be accompanied by a representation and warranty in writing, signed by the person entitled to exercise the same, that the shares are being so acquired in good faith for his or her personal account and not with a view to or for sale in connection with any distribution.

         No certificate or certificates for shares of stock purchased upon exercise of this Option shall be issued and delivered unless and until, in the opinion of legal counsel for the Company, such securities may be issued and delivered without causing the Company to be in violation of or incur any liability under any federal, state or other securities law or any other requirement of law or of any regulatory body having jurisdiction over the Company.
         10. Stock Appreciation Rights. The Grantee or other person entitled to exercise this Option is further hereby granted the right ("Stock Appreciation Right") in lieu of exercising this Option or any portion thereof to receive an amount equal to the lesser of (a) the excess of the Fair Market Value of the stock subject to this Option or such portion thereof over the aggregate exercise price for such shares hereunder as of the date the Stock Appreciation Right is exercised, or (b) 200% of the aggregate exercise price for such shares hereunder. The amount payable upon exercise of such Stock Appreciation Right may be settled by payment in cash or in shares of the class then subject to this Option valued on the basis of their Fair Market Value on the date Stock Appreciation Right is exercised, or in a combination of cash and such shares so valued. No Stock Appreciation Right may be exercised, in whole or in part, (i) other than in connection with the contemporaneous surrender without exercise of this Option or the portion thereof that corresponds to the portion of the Stock Appreciation Right being exercised, or (ii) except to the extent that this Option or such portion thereof is exercisable on the date of exercise of the Stock Appreciation Right by the Person exercising the Stock Appreciation Right, or (iii) unless the class of stock then subject to this Option is then Publicly Traded.

11. Company's Right of First Purchase. While and so long as the stock of the class subject to this Option has not been Publicly Traded for at least ninety days, any stock issued on exercise of this Option shall be subject to the Company's right of first purchase. By virtue of that right, (a) such stock may not be transferred during the Grantee's lifetime to any person other than members of the Grantee's Immediate Family, a partnership whose members are the Grantee and/or members of the Grantee's Immediate Family, or a trust for the benefit of the Grantee and/ or members of the Grantee's Immediate Family, unless such transfer occurs within fifteen days following the expiration of thirty days after the Company has been given a written notice which correctly identified the prospective transferee or transferees and which offered the Company an opportunity to purchase such stock at its Fair Market Value in cash, and such offer was not accepted within thirty days after the Company's receipt of that notice; and (b) upon the Grantee's death, the Company shall have the right to purchase all or some of such stock at its Fair Market Value within nine months after the date of death. This fight of first purchase shall continue to apply to any such stock after the transfer during the Grantee's lifetime of that stock to a member of the Grantee's Immediate Family or to a family partnership or trust as aforesaid, and after any transfer of that stock with respect to which the Company waived its right of first purchase without also waiving it as to any subsequent transfers thereof, but it shall not apply after a transfer of that stock with respect to which the Company was offered but did not exercise or waive its right of first purchase or more than nine months after the Grantee's death. The Company may assign all or any portion of its right of first purchase to any one or more of its stockholders, or to a pension or retirement plan or trust for employees of the Company, who may then exercise the right so assigned. Stock certificates evidencing stock subject to this right of first purchase shall be appropriately legended to reflect that right.

           12. Notices. Any notice to be given to the Company shall be addressed to the Company in care of its Secretary at its principal office, and any notice to be given to the Grantee shall be addressed to the Grantee at the address set forth beneath the Grantee's signature hereto or at such other address as the Grantee may hereafter designate in writing to the Company. Any such notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, registered or certified, and deposited, postage and registry or certification fees prepaid, in a post office or branch post office regularly maintained by the United States Postal Service.

           13. Rules of Construction. This Agreement has been executed and delivered by the Company in the State of Florida, and shall be construed and enforced in accordance with the laws of Florida, other than any choice of law rules calling for the application of laws of another jurisdiction. Should there by any inconsistency or discrepancy between the provisions of this Option and the terms and conditions of the Executive Compensation Agreement between the Company and the Grantee, the provisions of this Option shall prevail. The receipt of this Option does not give the Grantee any right to continued employment by the Company or subsidiary for any period, nor shall granting of this Option or the issuance of shares on exercise thereof give the Company or any subsidiary any right to the continued services of the Grantee for any period.

IN WITNESS WHEREOF, the Company has granted this Option on the date of grant specified above.


CAMBRIDGE ENERGY CORPORATION                PERRY DOUGLAS WEST

By: /s/ Perry Douglas West                  /s/ Perry D. West
--------------------------                  -------------------
Perry Douglas West, Chairman and CEO        an individual



By: /s/ Lee M. Payne
--------------------
Lee M. Payne, Exec. Vice President/ Director